SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2017

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 12th Street NW, Washington, D.C. 20004

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (202) 312-9100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ((§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

(a)   A total of 37,847,751 shares, or 91.60%, of the common stock issued and outstanding as of the record date of March 29, 2017, was represented by proxy or in person at the Annual Meeting of the stockholders of FTI Consulting, Inc. (the “Company”) held on June 7, 2017 (the “Annual Meeting”). The proposals below were described in detail in the proxy statement for the Annual Meeting (the “Proxy Statement”).

(b)   The final voting results for the five proposals submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal No. 1 – Elect as directors the eight nominees named in the Proxy Statement. Stockholders of record on March 29, 2017 elected the eight nominees as directors of the Company by a majority of the total votes cast FOR and WITHHELD with respect to his or her election as a director at the Annual Meeting, to each serve until the next annual meeting of stockholders or until his or her successor is duly elected and qualifies, as follows:

Name	For	Withheld	Abstain	Broker Non-Votes
Brenda J. Bacon	35,574,475	478,577	324,481	1,470,218
Mark S. Bartlett	36,100,462	176,859	100,212	1,470,218
Claudio Costamagna	35,424,846	501,530	451,157	1,470,218
Vernon Ellis	36,075,220	201,723	100,590	1,470,218
Nicholas C. Fanandakis	36,083,409	184,576	109,548	1,470,218
Steven H. Gunby	36,079,270	165,599	132,664	1,470,218
Gerard E. Holthaus	35,487,278	515,273	374,982	1,470,218
Laureen E. Seeger	35,658,620	466,662	252,251	1,470,218

Proposal No. 2 – Vote on the approval of the FTI Consulting, Inc. 2017 Omnibus Incentive Compensation Plan. A majority of the votes cast by stockholders of record on March 29, 2017 at the Annual Meeting were cast FOR Proposal 2, and the FTI Consulting, Inc. 2017 Omnibus Incentive Compensation Plan was approved, as follows:

For	Against	Abstain	Broker Non-Votes
34,916,525	1,415,441	45,567	1,470,218

Proposal No. 3 – Ratify the appointment of KPMG LLP as FTI Consulting, Inc.’s independent registered public accounting firm for the year ending December 31, 2017. A majority of votes cast by stockholders of record on March 29, 2017 at the Annual Meeting voted FOR Proposal No. 3, and the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2017 was ratified, as follows:

For	Against	Abstain
37,643,994	190,626	13,131

Proposal No. 4 – Vote on an advisory (non-binding) resolution to approve the compensation of the named executive officers as described in the Proxy Statement. The stockholders of record on March 29, 2017 at the Annual Meeting voted 56.45% FOR and 43.28% AGAINST Proposal 4, as follows:

For	Against	Abstain	Broker Non-Votes
20,538,255	15,745,571	93,707	1,470,218

The Company’s Board of Directors and Compensation Committee value the views of the Company’s stockholders and will consider the results of this advisory vote when making future decisions on named executive officer compensation.

Proposal No. 5 – Advisory (non-binding) vote on the frequency of an advisory (non-binding) vote on executive compensation. The Stockholders of record on March 29, 2017 at the Annual Meeting voted to hold future advisory (non-binding) votes to approve named executive officer compensation annually, as follows:

1 Year	2 Years	3 Years	Abstain
28,585,544	2,741	7,748,939	40,309

(d)   In light of the strong support of the stockholders as reflected in the above voting results, the Company will hold future advisory (non-binding) votes to approve the compensation of the Company’s named executive officers every year until the next required advisory (non-binding) vote on the frequency of the advisory (non-binding) vote on named executive officer compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI Consulting, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: June 13, 2017	By:	/s/ CURTIS LU
Curtis Lu
General Counsel

3